SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2002

America West Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	86-0847214 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona 85281 (Address, Including Zip Code, of Registrant’s Principal Executive Offices)	(602) 693-0800 (Registrant’s Telephone Number, Including Area Code)

America West Airlines, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	86-0418245 (I.R.S. Employer Identification Number)

4000 E. Sky Harbor Boulevard Phoenix, Arizona 85034-3899 (Address, Including Zip Code, of Registrant’s Principal Executive Offices)	(602) 693-0800 (Registrant’s Telephone Number, Including Area Code)

ITEM 5.     OTHER EVENTS

         America West Holdings Corporation and America West Airlines, Inc. together announced that Derek Kerr has been elected new Chief Financial Officer of the two companies replacing Bernard L. Han, who has resigned effective October 14, 2002. The joint press release dated September 30, 2002, entitled “America West appoints Derek Kerr New Chief Financial Officer,” is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.1	Joint press release of America West Holdings Corporation and America West Airlines, Inc. dated as of September 30, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, America West Holdings Corporation and America West Airlines, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: October 11, 2002	By:	/s/ Michael R. Carreon

Michael R. Carreon Vice President and Controller

America West Airlines, Inc.

Dated: October 11, 2002	By:	/s/ Michael R. Carreon

Michael R. Carreon Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of America West Holdings Corporation and America West Airlines, Inc. dated as of September 30, 2002.